Events After the Reporting Date	6 Months Ended
Jun. 30, 2022
Disclosure Of Events After Reporting Period Text Block Abstract
Events after the reporting date

15. Events after the reporting date

Strategic review of mainland Europe

On August 2, 2022, the Group announced that it was conducting a strategic review of its business in mainland Europe, with the aim of further preserving cash and positioning the Group to achieve profitability without the need for further external capital.

On September 8, 2022, the Group announced the conclusion of its strategic review. Following a review of a range of strategic options, Management concluded that Cazoo would focus exclusively on its core opportunity in the UK.

As a result, the Group has commenced an orderly wind down of its operations in Germany and Spain and is in consultation with its employee representatives in France and Italy. Cazoo will facilitate a structured closure for its customers, employees and suppliers and has notified the relevant employee representatives and unions in each market.

The Group expects to incur charges as a result of the implementation in the second half of 2022, including amounts for restructuring. The amount of these charges is yet to be determined.